UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2016

Cheniere Energy Partners LP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-36234	36-4767730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Milam Street Suite 1900 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On February 9, 2016, Cheniere Energy Partners LP Holdings, LLC (the “Company”) declared a quarterly cash dividend of $0.020 per common share representing limited liability company interest in the Company. The dividend will be payable on February 29, 2016 to shareholders of record as of close of business February 19, 2016. On February 9, 2016, the Company issued a press release announcing the dividend, a copy of which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety. Information included on the Company’s website is not incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

d) Exhibits

Exhibit
Number        Description
99.1*            Press Release, dated February 9, 2016

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS LP HOLDINGS, LLC

Date:	February 9, 2016	By:	/s/ Michael J. Wortley
		Name:	Michael J. Wortley
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number        Description
99.1*            Press Release, dated February 9, 2016

*Filed herewith